Investor Presentation Arch Coal, Inc. November 2008

This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non- GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. Forward-Looking Information

Asia's industrial revolution is testing global energy supply infrastructure Electricity Usage per Capita GDP per capita (in U.S. $) Urbanization rate of population Population Urbanization GDP per capita (in U.S. $) Kilowatt-hours per capita Note: bubble size reflects size of population Source: United Nations' Human Development Report 2007, 2006 World Development Indicators (World Bank)

Around the globe, countries are embracing coal as a primary source for electricity United States 24 GW online by 2014 Central & South America 6 GW online by 2013 China 216 GW online by 2013 India 67 GW online by 2013 Europe (non-CIS) 33 GW online by 2015 2007 Global Coal Production: 6 billion metric tons "The demand for coal will increase sharply as coal-fired plant constructions are being carried out at a break neck pace. By 2012, the world would need an estimated additional 1.1 billion short tons of new coal supply." - Friedman, Billings Ramsey (6/08) Source: ACI and Platts International Mexico 2 GW online by 2013 CIS countries 9 GW online by 2015 Other Asia 26 GW online by 2015

Coal has been the world's fastest-growing fuel source in the past seven years Source: BP Statistical Review of World Energy 2008 Cumulative Percent Change in Global Energy Consumption 2000 - 2007 (in million tonnes of oil equivalent) 35% 16% 20% 11% 6% Coal Hydro Nat. Gas Oil Nuclear Since 2000, global coal use has grown by 35%, roughly double the consumption growth in natural gas Growth in coal demand will continue to be driven by consumption in the developing world, with gains in the developed world as well Fossil fuels are expected to remain dominant global energy sources through 2030 Nuclear Oil Hydro Nat Gas Coal 0.06 0.11 0.16 0.2 0.35 US 0.01 0.01 0.03 0 0.01 Europe 0.02 0.01 0 0.05 0.01 Rest of world 0.02 0.03 0.05 0.09 0.04 Coal

Natural Gas Coal 0 100 200 billions of tons of oil equivalent Coal's advantage: abundant, secure and widely dispersed Source: ACI, Bank of America, BP Statistical Review 2008 and Blackwell Energy Research Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times North America Central and South America Europe Middle East Africa Russia India China Other Asia Pacific

Global coal supply flows are shifting due to growing demand and severe supply constraints Key Trends in Asia-Pacific Coal Markets Key Trends in Atlantic Basin Coal Markets Source: ACI Australia: severe port and rail bottlenecks may mask underlying labor and mine challenges; expanded capacity still may undershoot growing Asian demand Indonesia: increasing domestic demand; export capacity dependent on congested river system China: substantial growth in domestic demand will likely push country to a net importer status as early as 2008 Vietnam: growing domestic demand expected to reduce export supply India: imported coal needs projected to rise meaningfully; will pull available supply from Atlantic Basin markets South America: port infrastructure constraints; political instability; resource nationalism; growing regional coal burn USA: growing supplier to Atlantic basin market; available coal export capacity; imports into country declining Europe: coal production declining; growing coal burn in eastern Europe; traditional import supply avenues waning Russia: production challenges; growing domestic coal consumption; exports increasingly shifting to Asia-Pacific market South Africa: domestic power shortage; reserve degradation; exports increasingly shifting to Asia-Pacific market

Available U.S. port capacity and strong international demand will expand coal exports Annual U.S. Gross Exports (in millions of short tons) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E CAPP 10 109 103 74 71 87 89 82 76 57 57 48 39 43 47 50 49 59 80 Source: ACI and NMA Available eastern export port capacity at Baltimore and Hampton Roads Existing port capacity at southern ports of Mobile, New Orleans, Charleston and Texas Limited port capacity on West Coast +35%

PRB 8800 Natural Gas Crude Oil East 0.85 7.15 12 N. American Imports 3 0.9 Foreign Imports 0.6 7 Coal has a vital role in America's energy future Coal Natural Gas Oil East 0.94 0.03 0.03 FOB rail (Q3 2008) Wellhead (May 2008) Coal: 94% $12.00 = $69 per bbl >8x $0.85 $7.15 >14x U.S. Fuel Prices ($/million Btu at 10/28/08) U.S. Petroleum Supply (million barrels per day) U.S. Energy Reserves (in trillion Btu) Source: EIA, Platts, Argus Coal Daily and NYMEX Domestic OPEC Non-OPEC East 0.35 0.35 0.3 OPEC 35% Domestic 35% Other Imports 30%

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

# Electricity demand in the United States has steadily climbed over the past 50 years


4500
4000
3500
3000
2500
2000
1500
1000
500
0
Billions/KWh
'51 '53 '55 '57 '59 '61 '63 '65 '67 '69 '71 '73 '75 '77 '79 '81 '83 '85 '87 '89 '91 '93 '95 '97 '99 '01 '03 '05 '07

Arch Coal, Inc.

Source: EEI

Slide 10

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

# Growth in U.S. coal production has slowed considerably in the past decade growth in production
69–79
+37%
79–89
+26%
89–99
+12%
99–07
+4%
(in mm tons)
1200
1000
800
600
400
200
0
'70 '72 '74 '76 '78 '80 '82 '84 '86 '88 '90 '92 '94 '96 '98 '00 '02 '04 '06

Arch Coal, Inc.

Source: EIA

Slide 11

Since 1990, demand for Powder River Basin coal has grown at a faster pace than other coal basins Source: ACI, MSHA '90 '07 SPRB 159.5787 170.76689 166.44935 192.29192 215.79175 245.59627 260.89135 264.05801 297.46273 318.26178 323.27835 353.89027 359.60494 363.35989 381.54292 390.13524 431.02289 437 CAPP 288.89569 270.55216 271.02805 253.43604 273.45361 270.70179 280.3175 290.5378 278.98984 265.39888 265.67314 272.34824 249.39323 231.02082 231.95335 235.90183 233.99339 227 NAPP 166.18024 154.64883 153.63556 126.43671 144.51831 137.48248 147.13006 155.3266 158.37364 141.84074 140.14435 142.31472 128.52052 125.59266 134.98997 139.87029 136.12994 132 ILB 141.23779 133.68605 130.81931 106.11344 121.15928 108.90658 111.90444 111.74681 110.59603 104.35647 87.75496 95.47708 93.7792 88.82117 90.68782 92.89875 95.3717 96 WBIT 38.66345 37.92802 39.32571 41.88708 48.02848 48.64852 51.63259 53.48484 55.89028 55.33148 55.5289 59.6851 59.50387 58.15369 60.74431 62.14477 61.44558 60 WBIT PRB demand has grown at a 6% annual rate since 1990 Coal consumption for electric generation has grown at a 2% annual rate since 1990 PRB's share of U.S. coal production has grown from 16% in 1990 to 38% in 2007 With supply shortfalls in the East coupled with demand from new plants, we believe PRB's market share will continue to increase Production Growth by Major U.S. Coal Basin (in million tons)

2008 2009 2010 2011 2012 CAPP 1.498 1.924 non-PRB 0.489 11.774 9.153 11.839 PRB 3.656 10.7 10.2 2.4 1 non-PRB 0.489 9 8.1 3.5 10.1 WBIT Other 6.937 4.519 Source: Platts, ACI and NextGen Energy Council Build-out of 15.5 GW equates to 55 million tons of new coal demand annually over next four years Powder River Basin likely will service nearly half of these plants Study estimates that the U.S. needs 120 GW of new generation just to maintain the 15 percent capacity margin required for grid reliability Need all resources including coal, natural gas, nuclear, renewables and energy efficiency to accomplish goal Anticipated Supply Region for Coal Plants Under Construction (in millions of tons) PRB Non-PRB Largest coal plant build-out in the U.S. since 1980 will expand coal demand, benefit PRB in particular

PRB market expansion - East and West - is underway 31% 51% Source: ACI PRB has expanded its reach by more than 80 million tons in past 5 years In recent weeks, Arch has signed agreements with traditional and non-traditional PRB customers to test - as well as increase burn of - PRB coal We expect this trend to continue, with a significant increase in demand as generators complete test burns and assess needs for 2009 and beyond PRB >1 million ton increase in PRB coal burn <1 million ton increase in PRB coal burn Since 2003 Current test burns

Over the long-term, we see the PRB market reach extending into Asia-Pacific Source: ACI, McCloskey Indonesia is a major coal exporter in the Asia-Pacific seaborne trade Growing domestic demand will likely keep more coal at home in Indonesia We believe that PRB coal can become a viable alternate coal supply source for the rapidly expanding Asian economies Requires port expansion on the U.S./Canadian west coast Potential to increase exports via the Gulf 9.3* 2007 Indonesian exports: 195 million metric tons; ~49 million is sub-bit. 3.5 6.4 4.2 * Includes Hong-Kong 4.3 2.2 1.4 6.9

Since 1970, coal has been used in increasingly clean ways in the United States 1970 1975 1980 1985 1990 1995 2000 2005 2006 2007 Electricity from coal 0 0.21 0.65 0.99 1.26 1.43 1.79 1.86 1.82 1.87 SO2 0 -0.1 -0.16 -0.26 -0.26 -0.39 -0.48 -0.52 -0.55 -0.58 NOx 0 -0.04 0 -0.04 -0.07 -0.07 -0.19 -0.3 -0.33 -0.37 PM10 0 -0.5 -0.67 -0.75 -0.75 -0.83 -0.83 -0.83 -0.83 -0.83 U.S. GDP 0 0.2 0.41 0.65 0.87 1.17 1.63 1.99 2.03 2.07 U.S. Population 0 0.05 0.11 0.16 0.22 0.29 0.38 0.45 0.46 0.47 Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Electricity from coal +187% NOx -37% SO2 -58% PM10 -83% Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) GDP +207% US population +47%

United States China Rest of Non-OECD Rest of OECD Developed nations must adopt climate solutions and export them to developing nations CO2 Emission Trends (1990 - 2030) Source: IEA World Energy Outlook 2006, Guardian 1990 15 Gt of CO2 12 9 6 3 0 1995 2000 2005 2010 2015 2020 2025 2030 China surpassed the U.S. in GHG emissions in 2007 The growth rate of GHG emissions in developing nations is likely to significantly exceed that of developed nations Developed nations must invest in more clean coal technology research & development

Arch Coal is well-positioned for the future One of the largest coal producers in the United States We supply roughly 12 percent of the U.S. coal supply Provide cleaner-burning, low-sulfur coal to fuel 6 percent of the nation's electricity Ship coal to domestic and international steel manufacturers as well as international power producers Our talented workforce operates large, modern and efficient mines Industry leader in mine safety, productivity and reclamation Source: ACI

Source: ACI at 12/31/07 1 2 1 2 3 4 2 1 3 4 2.9-Billion Ton Reserve Base Compliance Low-sulfur High-sulfur Arch's national scope of operations and reserve base includes presence in four major U.S. coal basins Compliance Low Sulfur High Sulfur Reserves 0.95 0.02 0.03 WBIT (460) Compliance Low Sulfur High Sulfur Reserves 0.31 0.39 0.3 CAPP (338)

Arch's national operations serve a diversified customer base Source: ACI 2007 ACI Coal Sales (percent of total sales volume) ACI Customer Mix (by key supply basin) East 49% West 51% CAPP PRB WBIT Western U.S. 0.5 0.65 Eastern U.S. 0.7 0.5 0.35 Met/Int'l 0.3 0.05 Arch's national network of mines services 148 coal-fueled power plants in 33 U.S. states and customers in more than a dozen countries worldwide

Arch's mine portfolio underscores value of diversity Source: ACI PRB WBIT CAPP East 0.76 0.15 0.09 PRB: 76% WBIT: 15% CAPP: 9% 2007 ACI Coal Production (percent of total tons by region) PRB WBIT CAPP East 0.47 0.22 0.31 1.05 0.479 0.681 PRB 47% WBIT 22% CAPP 31% 2007 ACI Revenue (percent of total revenue by region) PRB WBIT CAPP Income from Ops 0.41 0.33 0.26 126444 102758 79139 PRB 41% WBIT 33% CAPP 26% 2007 ACI Income (percent of segment income by region)

1Q06* 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 0.42 0.48 0.35 0.55 0.2 0.26 0.19 0.56 0.56 0.78 0.68 Arch is building a solid earnings track record, anticipates record earnings in 2008 EBITDA** (in $ millions) Earnings Per Share (fully diluted, in US dollars) Source: ACI * Adjusted for stock split **EBITDA reconciliation is at end of presentation 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 EBITDA 140 151.6 135.8 117.7 108.5 111.8 108.5 142.9 189.5 240.9 159.9

2000 2001 2002 2003 2004 2006 2007 2000 2001 2002 2003 2004 2006 2007 Peer 1 Peer 2 Competitor #3 Peer 3 Peer 4 ACI pension 70 46 29 -40 3 reclamation 531 369 116 154 169 225 postretirement medical 2485 856 487.9 529 148 62 workers comp 345 31 35 47 112 48 CNX BTU FCL FCL MEE Legacy Liabilities of Largest U.S. Coal Companies (12/31/07, in millions) $3,431 $1,302 $759 $389 $336 Arch has one of the industry's strongest and cleanest balance sheets Source: SEC filings compiled by ACI Workers' Comp Post-Retirement Medical Reclamation Pension Net Debt as Percentage of Capitalization and Available Liquidity (in $ millions and percent of total capital, at 12/31)

Arch is continuing to enhance its reputation as a responsible energy company Source: ACI, Forbes Operating the world's safest coal mines Awarded MSHA's Sentinels of Safety honor for operating the nation's safest underground coal mines in 2006 and 2007 Ranked first among coal industry peers for safety performance last year Acting as responsible citizens and good environmental stewards Inaugural 2007 social responsibility report elevates awareness of Arch's environmental programs Earned 5 National Good Neighbor Awards since 2003 Achieving superior financial performance Forbes recognized Arch as one of the 100 most trustworthy U.S. companies of 2008 Expect 2008 to be a record earnings year for Arch

Source: ACI Arch's market-driven strategy has delivered some of the company's best financial performances on record Maintain strong balance sheet to support leveraged sales position Go prompt or idle production in weak market cycles to preserve upside Layered and patient sales approach as markets strengthen Leveraged contracting strategies; use of trading to optimize asset base Re-align production and capital spending levels to match market Match production targets to current market demand Align capital spend with our market expectations Unpriced position provides market exposure without need for expansion capital Diligently manage controllable costs and preserve flexibility Focus on cost control; increase operational flexibility Offset cost pressures with productivity and process improvement initiatives

2008 Unpriced tons 5.5 32 75 0.5 3 5 Arch's selective approach to signing new contracts retains future upside potential Arch Unpriced Volume (in millions of tons at 9/30/08) 30 to 40 mm tons Steam coal Metallurgical coal Steam Coal Price Comparison ($/short ton, as of 10/28/08) $77.38 $107.65 Source: ACI, Argus Coal Daily's Physical Market Assessment $14.95 PRB 8800 WBIT 11,700 CAPP CSX 12,500 $16.50 $67.00 $104.50 75 to 85 mm tons 2009 2010 2009 2010 2009 2010 2009 2010 Operating Region 3Q08 Per-Ton Realization Powder River Basin $11.21 Western Bituminous $26.76 Central Appalachia $78.95

Invest in core businesses to enhance profit growth and return on capital, evaluate opportunities to further upgrade and expand reserve base Consider acquisitions or other investments that strategically fit and create value Consider investments to expand market for coal (and improve coal's value proposition) through Btu-conversion and other advanced coal technologies Organic Growth Strategic Growth Market Expansion Shareholder Returns Maintain strong balance sheet, and consider other vehicles for value creation, such as share repurchases or dividend increases, when advantageous Capital Structure Enhancement Source: ACI Arch's future growth avenues are compelling

EBITDA Reconciliation Chart Source: ACI Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.